UNITED STATES

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

 Date of Report (Date of earliest event reported): December 31, 2012

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022

(Address of principal executive offices, including zip code)

  (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2012, Hudson Global, Inc. (the “Company”) and certain of its North American and U.K. subsidiaries entered into Amendment No. 3 (the “Amendment”) to the Loan and Security Agreement among the Company, certain of its North American and U.K. subsidiaries and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc. (the “Revolver Agreement”). The Amendment effects the following material changes to the Revolver Agreement: (1) increases the Company’s required minimum excess availability from $7.5 million to $10.0 million until such time that, for two consecutive fiscal quarters, the Company’s Fixed Charge Coverage Ratio (calculated without including “Special 2012/2013 Restructuring Charges” in the numerator) is at least 1.2x (such occurrence, a “Trigger Event”), at which time the Company’s required minimum excess availability is reduced to $5.0 million; (2) imposes additional requirements on the borrowers and guarantors under the Revolver Agreement related to transactions with affiliates; and (3) removes the minimum required Fixed Charge Coverage Ratio until such time that a Trigger Event occurs, at which time a minimum required Fixed Charge Coverage Ratio of 1.1x is reinstated.

The foregoing description of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2012, Jon F. Chait, a director of the Company, notified the Company that he will not seek re-election to the Board of Directors of the Company. Pursuant to the Company’s By-laws and resolutions adopted by the Board of Directors of the Company on March 7, 2011, the size of the Board of Directors of the Company will be reduced from seven to six at the expiration of Mr. Chait’s term as a director of the Company at the Company’s 2013 annual meeting of stockholders.

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Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(4.1)	Amendment No. 3 to Loan and Security Agreement, dated as of December 31, 2012, by and among Hudson Global, Inc. and each of its subsidiaries that are signatories thereto, as Borrowers, the lenders that are signatories thereto, as Lenders, and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., as Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: January 4, 2013	By	/s/ Latham Williams
Latham Williams Senior Vice President, Legal Affairs and Administration, Corporate Secretary

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

December 31, 2012

Exhibit

Number

(4.1)	Amendment No. 3 to Loan and Security Agreement, dated as of December 31, 2012, by and among Hudson Global, Inc. and each of its subsidiaries that are signatories thereto, as Borrowers, the lenders that are signatories thereto, as Lenders, and RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., as Agent.

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